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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------


       Date of Report (Date of earliest event reported): November 17, 2000


                        EuroTelecom Communications, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                                   87-0409699
     -------------------------                     -------------------
     (State or other jurisdic-                     (I.R.S. Employer
      tion of incorporation or                     Identification No.)
      organization)


                                     0-27673
                             -----------------------
                            (Commission File Number)


       Farfield park, Wath Upon Dearne, South Yorkshire, England S63 5BD
       -----------------------------------------------------------------
           (Address of principal executive offices) (U.K.Postal Code)


        Registrant's telephone, including area code: 011 44 1709 874 600

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Item 5.  Other Events
---------------------

On November 17,2000, EuroTelcom Communications, Inc. issued the press release attached hereto as Exhibit 99.

On November 20, 2000, EuroTelelcom Communications, Inc. issued the press release attached hereto as Exhibit 99.1


Item 7.  Financial Statements and Exhibits
------------------------------------------

Exhibit 99 Press Release, dated November 17, 2000.
Exhibit 99.1 Press Release, dated November 20, 2000.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 20, 2000

                                            EUROTELECOM COMMUNICATIONS, INC.
                                            (Registrant)


                                            By: Philip Derry
                                                ------------
                                                Name: Philip Derry
                                                Title: Chief Executive

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                                  EXHIBIT INDEX
                                  -------------


Exhibit
  No.             Description
-------           -----------

99                Press Release, dated November 17, 2000.
99.1              Press Release, dated November 20, 2000.

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